BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2024
BUSINESS COMBINATIONS
BUSINESS COMBINATIONS

NOTE 5: -BUSINESS COMBINATIONS

In August 2024, Freightos acquired all of the shares of Shipsta, a leading freight-tender procurement platform used by enterprises to procure freight at scale from leading freight forwarders and carriers.

In consideration, after giving effect to customary net working capital adjustments, Freightos agreed to pay the sellers, after giving effect to customary net working capital adjustments, a total amount of $3,982 in cash and to issue 617,671 Ordinary shares of the Company (valued at the acquisition closing date at an amount of $1,013).

The consideration, after giving effect to customary net working capital adjustment, comprised a cash payment at closing of $3,481 and 539,966 Ordinary shares of the Company issued at closing (with fair value of $885), and an additional amount due of $501 in cash and 77,705 Ordinary shares of the Company (with fair value at closing of $128) retained for customary holdbacks.

The following table summarizes the fair value at closing of the consideration:

Cash paid	$3,481
Shares issued	885
Payables for acquisition	629

$4,995

NOTE 5: -BUSINESS COMBINATIONS (Cont.)

The following table summarizes the fair value of the acquired assets and assumed liabilities and the resulting goodwill as of the acquisition date:

Cash	$131
Current assets	319
Right-of-use assets	350
Property and equipment	51
Customer relations	2,308
Technology	1,230
Goodwill	2,546
Current liabilities	(1,590)
Lease liabilities	(350)

$4,995

Goodwill represents the purchase price consideration paid in excess of the net tangible and intangible assets acquired, and is attributable primarily to expected synergies and the assembled workforce.

Acquisition related costs in the amount of $283, that were directly attributable to the transaction, were carried as an expense to the consolidated statement of profit or loss and other comprehensive income (loss), under general and administrative expenses.

In addition to the purchase price consideration the Company granted to certain executives of Shipsta (including some of the sellers) 552,475 performance based restricted share units. The units vest at certain dates over a period of 4 years subject to the Shipsta business meeting certain key performance indicators and to continued service of the grantee. The grant was classified as an equity grant and measured based on the Company’s closing share price as of the acquisition date (see Note 17).

Following are the supplemental consolidated financial results of the Group on an unaudited pro forma basis, as if the Shipsta acquisition had been consummated on January 1, 2024:

Year ended
December 31,
2024

Proforma revenue	$25,253
Proforma loss	$(22,925)

These proforma results are based on estimates and assumptions, which the Company believes are reasonable. They are not necessarily the results that would have been realized had the Company and the Shipsta business been a combined company during the periods presented and are not necessarily indicative of the Company’s consolidated results of operations in future periods. The pro forma results include adjustments related to purchase accounting, primarily the amortization of intangible assets.

The results of operations of Shipsta have been included in the consolidated financial statements since its acquisition on August 16, 2024. Shipsta’s revenue and loss included in the Company’s consolidated statement of profit or loss from the date of acquisition through December 31, 2024 were $760 and $(698), respectively.